                                                                   EXHIBIT 10.36

                                    INDENTURE

MADE AND SIGNED ON THIS       DAY OF      , 2002

WHEREAS, THE UNDERSIGNED ITURAN LOCATION AND CONTROL LTD. (HEREINAFTER - THE
MORTGAGED)

Has received and shall receive, from time to time from Bank Hapoalim proprietary limited (hereinafter - the Bank), credit, documentary credit, various loans, overdraft on current accounts, from a debit account, or another account, letters of compensation and guarantees of any sort for Mortgaged or for others by the request of Mortgaged, discounted banknotes, the granting of various bank deferments and mitigations and various bank services (hereinafter, all as a whole or individually- bank services) under conditions agreed upon and/or that shall be agreed upon from time to time regarding the above-mentioned bank services.

Therefore, it is agreed that Mortgaged shall assure payment of the various sums that Mortgaged owes and/or that shall be owed to the bank for the granting of bank services and/or with regard to other debts that are not bank services and/or of others, all as per the following conditions:

NATURE OF INDENTURE

     1.  This Indenture was made to ensure the full and exact payment of all sums due to or that shall be due to Bank from Mortgaged and/or regarding the granting of bank services to Mortgaged by Bank and/or regarding services other than bank services or in any other manner, whether coming from Mortgaged and/or by himself and/or with other(s), whether Mortgaged is beholden by them and/or shall be beholden by them in the future, as a debtor and/or as a guarantor and/or as an endorser and/or as something other, due or that shall be due in the future, to be paid prior to the implementation of the securities that apply to this Indenture and/or afterwards, that are due in an absolute and/or in a conditional manner, that are due directly and/or indirectly: WITH NO
         RESTRICTION ON THE SUM in connection with the expenses and other payments that are due or shall be due to Bank from Mortgaged as per and in connection with this Indenture (including what was said in clauses
         14 and 31 hereinafter) (All the above-mentioned sums separately or together shall be hereinafter called - the guaranteed sums).

COLLATERAL AND ATTACHMENT

     2.  As security for the full and exact defrayal of all the guaranteed sums,
         Mortgaged hereby mortgages to the credit of Bank and its subrogates with a collateral of the first level and a transfer by means of mortgaging of all funds and/or his rights to receive funds from the bank defrayal center with the official code of 26687 for the payments of standing orders given for the benefit of Mortgaged by his clients
         (hereinafter - mortgaged assets).
     3.  Nullified.

     4.  The mortgaged assets shall hereinafter be called - the mortgaged property.

         The collateral and attachment created by this Indenture shall apply to every right to be compensated and/or indemnified of the Mortgaged regarding the mortgaged property.

DECLARATIONS OF MORTGAGED

     5.  Mortgaged hereby declares the following:

             A.  That the mortgaged property is not mortgaged or attached to others.
             B.  Nullified.
             C.  That there is no limitation or stipulation by law or agreement that applies to the transfer of the mortgaged property or its attachment.
             D.  That he is permitted to mortgage the mortgaged property.
             E.  That no transfer of rights or any other action which lowers the value of the mortgaged property has been effected.

OBLIGATIONS OF MORTGAGED

     6.  Mortgaged hereby obligates himself to the following:

             F.  Nullified.
             G.  Nullified.
             H.  Nullified.
             I.  Nullified.
             J.  Nullified.
             K.  Not to sell, transfer, assign or endorse the mortgaged assets and the mortgaged documents or any part of them, not to let anyone else use them in any manner whatsoever, and not to allow anyone to effect the above-mentioned actions, without the prior and written agreement of Bank.
             L.  Nullified.
             M.  To immediately notify Bank upon any act of seizure above
                 200,000 New Israeli Shekels placed on the mortgaged property, to immediately notify the confiscated about the Bank's
                 attachment right and to immediately and without delay take at his expense all the necessary steps to remove the seizure.
             N.  To not attach or mortgage in any way shape or form the mortgaged property with identical, prior or later rights than
                 Bank's rights, and not to transfer any right of Mortgaged to the mortgaged property without receiving the prior and written agreement of Bank.
             O.  To be responsible to Bank for any damage to the right of ownership of Mortgaged of the mortgaged property.
             P.  To pay on time as by law, all taxes and required payments imposed on the mortgaged property and/or on all the revenues coming from them, and to provide the bank upon its request all the receipts concerning the said payments. If Mortgaged does not make said payments on time, Bank shall be permitted to pay them at the

                 expense of Mortgaged and to force him to pay them in addition to expenses and interest at the maximum rate. These payments are guaranteed by this Indenture.
             Q.  To keep proper books and to allow Bank or a representative on his behalf to check the books. Mortgaged pledges to assist Bank or his representatives and to hand over to them upon their first request any balance sheet, financial report, account book, card or card catalogue, film, books, references, and other documents, as well as any information requested by them including explanations regarding the financial and operational situation of Mortgaged and/or his business.
             R.  Nullified.
             S.  That no structural change shall occur regarding Mortgaged or any change whatsoever to the control over Mortgaged without prior and written approval of Bank.
             T.  Not to take any action whatsoever regarding the guaranteed sums that would affect Bank's ability to implement this Indenture.

     7.  Mortgaged is obliged to notify Bank immediately:

             A.  Of any claim of right of any kind on any collateral to Bank's benefit that this Indenture is concerned with and/or of any proceedings carried out and/or other implementation steps on the above-mentioned collateral, provided that the sum of the claim/carried out proceedings/other implemented steps shall be taken regarding a sum of at least 200,000 New Israeli Shekels.
             B.  Of any act among the acts mentioned in clause 17 hereinafter.
             C.  Nullified.
             D.  Of any request put forth to dismantle the business of
                 Mortgaged or to collect his assets as well as any decision regarding a structural change to Mortgaged or any intention to do so.
             E.  Of any change of address.

     8.  Nullified.
     9.  Nullified.
     10. Nullified.
     11. Nullified.
     12. Nullified.
     13. Nullified.

     INTEREST

     14.A. Bank shall be permitted to calculate interest on the guaranteed sums at the rate agreed upon and/or that shall be agreed upon from time to time between itself and Mortgaged. In cases in which the rate of interest was not agreed upon, Bank is permitted to fix the interest at a rate that shall not exceed the maximum rate and to notify
           Mortgaged of this. Mortgaged shall be obligated to the said interest rate and Bank is permitted to gather the sums of interest into a fund at the end of each month or at the end of any other period, to be established by Bank.

        B. In any event of a delay in the payment of the guaranteed sums or a part of them, the guaranteed sums shall carry an interest rate of delay at a rate that was agreed upon in the agreement of granting of bank services. If the interest of delay was not fixed, the guaranteed sums shall carry the maximum interest rate.
        C. In any event granting Bank the right to realize the collaterals as per this Indenture, Bank shall be permitted to raise the interest rates on the guaranteed sums until the maximum rate.

PERIODS OF PAYMENT

     15. Mortgaged hereby pledges to defray Bank the guaranteed sums and any portion of them with exactitude at their period of payment as established and as shall be established from time to time.
     16.A. Bank is permitted not to receive early payment of the guaranteed sums or any portion of them prior to the period of payment and Mortgaged shall not be permitted to cash the mortgaged property, wholly or partially, by defrayal of the guaranteed sums and/or any portion of them prior to the period of payment, unless if agreed otherwise in the credit documents. The Mortgaged, anyone whose rights are liable to be infringed upon by the granting of this Indenture, shall not have the right, according to clause 13B, to the law of collateral
           -1967 or any legal instruction that shall take its place.
        B. In accordance with the instructions of the law, if Bank agrees to early payment on account of the guaranteed sums (without being obligated to do so) Mortgaged shall pay the early payment commission as agreed upon with Bank in the credit documents, as agreed.

     17. Without infringing on the generality of this Indenture's stipulations,
         Bank shall be permitted in all the cases listed below to put up for immediate payment the guaranteed sums, all or part of them, and to bind with the above-mentioned sum any bank account of Mortgaged in the bank and Mortgaged pledges to pay all the guaranteed sums and Bank shall be permitted to take any steps necessary to collect the guaranteed sums and to realize the collaterals by any means that the law allows, at the expense of Mortgaged:

        A. If Mortgaged violates or does not implement any stipulation of this
           Indenture or if Mortgaged violates other fundamental obligations that
           Mortgaged obligated or shall obligate himself to the Bank or if it shall come to light that any declaration of Mortgaged in this
           Indenture and/or any other declaration made and/or shall be made to
           Bank, given in writing to Bank regarding the guaranteed sums that is not correct or is not exact: it is evident that the violation of a stipulation that is not fundamental or the violation of any obligation that is not fundamental shall be considered fundamental, if after written request from Bank to correct the violation, it is not corrected by the Mortgaged within 30 days of the date of request by Bank.
        B. If Mortgaged shall take a decision regarding change of the structure of the mortgaged or has any intention to do so, whether by a collection agency, a transfer agency or a splitting agency, or a willful liquidation decision or

           if a liquidation order is taken out against him or if a temporary liquidator is nominated for any one of them, or a special manager, or if the name of Mortgaged is struck from any account book conducted by law or is about to be struck.
        C. If a receiver is appointed or if an order of dismantling of assets is placed on all the property of Mortgaged or on its essential part; to the extent that said receiver is appointed or said order is placed that is not on the occasion of Mortgaged, this clause shall not apply to the extent that the said appointment and order were nullified within 30 days of being issued.
        D. If a seizure is placed or if a similar action is taken on an essential part of the property of Mortgaged and/or on one of the collaterals given or that shall be given by Mortgaged and if not given within 60 days of the occasion granted.
        E. If it appears to Bank according to its sole judgement that a change in the control of the Mortgaged vis-a-vis the situation on the day of signing of this Indenture has occurred and the Bank's prior written agreement was not received.
        F. If Mortgaged has stopped to pay his debts and/or to run his business.
        G. If the work or a considerable part thereof has been stopped at the
           Mortgaged for a period of two months or more.
        H. If it appears to Bank according to its sole judgement that an incident has occurred liable to infringe in a fundamental manner on the financial capability of Mortgaged.
        I. If Mortgaged shall delay in the payment of any sum of the guaranteed sums more than 7 days.
        J. Nullified.
        K. Nullified.
        L. Nullified.
        M. If a change had occurred affecting negatively the value of the collaterals given and/or that shall be given to guarantee the payment of the guaranteed sums.
        N. If Mortgaged requests to make an early payment on the debts he owes and/or shall owe other creditors.
        O. Nullified.
        P. Nullified.
        Q. If Mortgaged violates his obligation to provide Bank balance sheets, financial documents, accounting books, and other references concerning his business dealings.

RIGHTS OF BANK

     18.A. Bank has rights of possession, lien, deduction, and mortgage on all sums, assets and rights including valuable papers, currencies, gold, banknotes, merchandise documents, insurance policies, notes, transfer of rights, sureties, collaterals and their value, found in Bank's possession or its control in all the time of the right of Mortgaged and/or for him, including those given to him for guarantee, safekeeping or other manner. Bank is permitted to block the said assets until full defrayal of the guaranteed sums, all or part of them, or to sell them and use their entire or partial

           value, for the defrayal of the guaranteed sums. In the event that the deducted sums are deposited in a currency in which the guaranteed sums are not fixed in, Mortgaged hereby gives Bank in advance orders to sell the rest of the right of other currency according to the rate to be fixed by Bank or that Bank shall obtain at that time and to credit the value of the sale, after deducting expenses and required commissions, against the guaranteed sums.

        B. Without infringing on Bank's said right of lien in aforementioned clause 18A, Bank shall be permitted at all times:

           1.  To deduct any sum from the guaranteed sums coming from Mortgaged against sums coming to Mortgaged from Bank in any account in
               Israeli or foreign currency, by any means or for any reason, and this even prior to the period of payment of said sums coming to
               Mortgaged from Bank, against which there shall be deductions, except deductions made against sureties in the savings plans, not before the period that Mortgaged was permitted to request early payment of the sureties.
           2.  To buy for the account of Mortgaged any sum in foreign currency needed to defray any sum of the guaranteed sums or to sell any foreign currency in the Bank for the right of Mortgaged and to use the value of the sale to defray any sum of the guaranteed sums.
           3.  To debit any account of Mortgaged of any sum of the guaranteed sums. However, if the situation of such an account doesn't allow it to be debited by Bank to make the final payment of any sum,
               Bank shall be permitted not to debit the account, and if he did so he shall be permitted to annul any said debit and to relate to any sum whose debit was annulled as to a sum not paid to the account of the guaranteed sums and in accord with this, to take any action seen fit as per this Indenture.
           4.  In the event in which anything of the aforementioned clause 17 took place, Bank shall be permitted to make a deduction without any prior warning. However, in the following cases, Bank shall be permitted to make a deduction with a prior warning given to
               Mortgaged 10 days prior to the occasion of the deduction:

               A.  In the event of deduction from sums whose day of payment has not yet arrived.

         (b) In the event of a set-off from a bank deposit which would, in absence of said set-off, be automatically extended or renewed, such that the Mortgagor would derive rights or benefits thereof;

         (c) Notwithstanding that stated in clause 4(a) above, if postponement in executing the set-off may have an adverse affect on the Bank, or on any right of the Bank, the Bank may execute the set-off forthwith.
         Furthermore, Bank may execute the set-off forthwith if, during the ten-day notice period after notice is sent to the Mortgagor, any attachment order, notification of receivership in respect of the
         Mortgagor's assets, or [notice of a] similar event is received.

C. The Mortgagor hereby confirms that the exercise by the Bank of its said set-off rights prior to the maturity date of any deposit of the Mortgagor, either in entirety or in party, may adversely affect the Mortgagor's rights in respect of or with regard to said deposit (including, in the matter of interest rates, linkage differentials, exchange rate differentials, rights to receipt grants or loans, exemptions or deductions on income tax or tax withheld at source - provided said rights would confer to the Mortgagor pursuant to the terms of said deposit). The Mortgagor shall bear all expenses and costs customarily charged by the Bank at that time for executing this operation.

D. Any sale or purchase as aforementioned in paragraph 18 b (2) above shall be effected, according to the exchange rate customarily used by the Bank, from funds in Israeli currency or foreign currency, as the case may be, held by the
Bank in favor of the Mortgagor, or proceeds from the sale of any security that has been and/or shall be granted to the Bank by the Mortgagor.

The term "exchange rate customarily used by the Bank" means, in respect of any purchase of foreign currency into the Mortgagor's account, the highest exchange rate for transfers and checks used by the Bank at the relevant time, for the sale to its clients of the relevant foreign currency in consideration of Israeli currency, with the addition of exchange rate commissions and any tax, levy, mandatory charge and/or other costs, etc.; and for any sale of foreign currency from the Mortgagor's account - the lowest exchange rate for transfers and checks used by the Bank at the relevant time for the purchase from its clients of the relevant foreign currency, in consideration of Israeli currency, after deduction of exchange rate commissions and all taxes, levies, mandatory charges and/or all other costs etc.

19. The Bank may, at any time, charge any amount that is or shall be payable by the Mortgagor, to any account of the Mortgagor, in any manner, and to apply any amount received from or on behalf of the Mortgagor to any account which the Bank deems fit, and to transfer any amount held in favor of the Mortgagor to any account as the Bank deems fit, and all - whether said account is in the name of the Mortgagor alone or jointly with another, whether in Israeli or foreign currency, whether existing at the

signing of this Indenture or whether such shall be established in the future.

20. The Mortgagor confirms that the Bank's books and accounts constitute are reliable, and shall be deemed correct and shall constitute prima facie evidence against the Mortgagor in all their details, including, inter alia, all regards to the computation of the secured amounts, and all other matters relating to this Indenture.

21. At the end of every four quarter period, during which the Mortgagor meets the payments of principal and interest on the loans assumed from the Bank, the
Bank shall, at the Mortgagor's request in writing, release one fifth (1/5) of the lien imposed on the Mortgagor's assets pursuant to this Indenture. If, and for any reason, the Mortgagor fails to meet said payments in a timely manner, the Bank shall not release any part of the said lien prior to said payment.

22. Without derogating from the remaining provisions of this Indenture, any waiver, extension, discount, laches, omission, (hereinafter, "Waiver") on part of the Bank, regarding any omission or partial or improper performance of any of the Mortgagor's obligations pursuant to this Indenture and/or any undertaking, shall not be deemed a waiver on part of the Bank of any right, and shall rather be deemed as limited consent to the specific circumstances of said Waiver. Any waiver granted by the Bank to any party to any note held by the Bank to secure the secured amounts, shall have no effect in any manner on the Mortgagor's undertakings.

23. a. In each of the case specified in clause 17 above, the Bank may notify the
Mortgagor of a lien on the pledged assets or a part thereof, effective immediately or on a date as the Bank undertakes [...] to use any means as it deems fit to collect the secured amounts, and exercise all its rights pursuant to this Indenture, including the sale of the pledged assets, in entirety or in party, and apply the proceeds thereof to discharge the secured amounts, without any obligation imposed on the Bank to first exercise guarantees or other collateral, if any are held by the Bank;

b. Cancelled.

c. The Bank may, as legal representative of the Mortgagor, and for the purpose of this clause the Mortgager irrevocably appoints the Bank as its legal representative, to sell the pledged assets and any part thereof, either by the
Bank or through others, for cash or installments or otherwise, at a price and on terms to be determined at the absolute discretion of the Bank, and the Bank shall further be entitled, either independently or through the court or through a Court Execution Office, to sell the pledged assets or any other asset, inter alia through the appointment or a receiver or a receiver/administrator on behalf of the Bank, and whose authorities shall, inter alia, include:

     1)  Assume possession of all pledged assets or a part thereof.

     2)  Cancelled

     3)  To sell, or consent to sell the pledged assets, either in entirety or in part, or to dispose of or consent to dispose of in any other manner, on the terms as he deems fit.

     4)  To effect any other arrangement regarding the pledged assets or a part thereof, as he deems fit.

d. All proceeds received by the receiver or receiver/administrator from the pledged assets, and any proceeds received by the Bank and/or the receiver or receiver/administrator from the sale of the pledged assets or a part thereof, shall be applied in the following order:

     1)  To repay any costs incurred and such as shall be incurred regarding the collection of the secured amounts, including receivership or receivership/administration expenses and fees, at an amount to be determined by the Bank or approved by the Court or the Court Execution
         Office.

     2)  To discharge the secured amounts payable to the Bank due to terms of linkage, interest, damages, commissions, and expenses that are and shall be payable to the Bank pursuant to this Indenture.

     3)  To discharge the principal of the secured amounts;

         or in any other order of application to be determined by the Bank.

24. If, at the time of the sale of the pledged assets, the payment date of the secured amounts or a part thereof has not yet occurred, or the secured amounts or a part thereof are payable to the Bank on conditional terms only, the Bank may collect, from the proceeds of the sale, an amount sufficient to cover the secured amounts, and any amount collected yet not applied to the discharge of the amounts specified in clause 23 9d) above shall be pledged to the Bank to secure the secured amounts and shall remain in the possession of the Bank until the discharge thereof.

NATURE OF THE COLLATERAL

25. The collateral granted and/or such as shall be granted to the Bank pursuant to this Indenture, shall be of a permanent nature and shall remain in effect until termination of this Indenture is confirmed in writing by the Bank.

26. In the event that other collateral and/or guaranteed to secure the discharge of the secured amounts have been or shall be granted to the Bank, all such collateral and guarantees shall be independent of each other.

27. In the event of any compromise, extension or relief granted by the Bank to the Mortgagor, or any amendment effected by the Bank to the Mortgagor's undertaking regarding the secured amounts, or any release or waiver of other collateral or guarantees - such modifications shall have no effect on the nature of the collateral to

which this Indenture applies, and all collateral and undertakings of the
Mortgagor to which this Indenture applies shall remain in full effect.

28. The Bank may register said collateral, either in entirety or in part, with any competent authority under law and/or any public registry.

RIGHT OF TRANSFER

29. The Bank may, at any time, at its discretion, with advance notice in writing to the Mortgagor, without requirement of the Mortgagor's consent, to transfer this Indenture and the rights thereunder, including the collateral, in entirety or in part, to any third party, and any such transferee may also transfer the said rights to any third party without requirement of any additional consent on part of the Mortgagor, provided that such transfer has no adverse effect on the
Mortgagor's rights. Such transfer may be effected by endorsement on the margins or the text of this Indenture, or in any other manner as the Bank or the transferee deems fit.

NOTICE OF RESERVATION

30. The Mortgagor undertakes to inform the Bank in writing of any reservation or objection it may have, if any, regarding any account, account statement, confirmation or notification received from the Bank, including information obtained through an ATM. In the absence of any reservation or objection by the
Mortgagor within 21 days from the date of dispatch of said account, confirmation, or notification, the Bank may consider the Mortgagor as having confirmed such [information] as true and correct.

EXPENSES

31. Without derogating from the rights of the Bank under this Indenture, all expenses relating to this Indenture (as specified in the Bank's list of fees, in effect from time to time), shall be paid by the Mortgagor, at the Bank's first demand in writing (unless if such are effectively paid, in the event that this indenture is effected to secure his liability), with the addition of maximal interest rate, from the date of the demand until the complete and effective discharge thereof.

Said expenses and commission include, inter alia (and without derogating from the generality of the aforesaid), collateral handling fees, stamp and document registration fees, collateral sale expenses and collection expenses (including fees of the Bank's attorney) and expenses regarding insurance, safeguarding, possession, and repair of the pledged assets. All said expenses and commissions with the addition of interest as specified in clause 14 above of this Indenture, shall be secured by this Indenture until the complete and effective discharge thereof

LIABILITIES OF THE MORTGAGOR

32. Cancelled

INTERPRETATIONS

33. In this Indenture - (a) The singular includes the plural and visa versa; (b)
The male includes the female, and visa versa; (c) "the Bank" means - Bank
Hapoalim Ltd and any of the Bank's branches existing on the date of this
Indenture and/or such as shall be established in any location in the future, its transferees, substitutes and any legal representatives of the Bank; (d) "Notes"
- mean promissory notes, exchange notes, checks, undertakings, guarantees, collateral, checks, bills of lading, deeds of deposit, and any other negotiable instrument; (e) "Maximal interest rate" means the maximal interest rate customarily charged by the Bank at the time, and from time to time, regarding overdrawn amounts and arrears in debitory accounts, or checking accounts, the higher of the two; (f) "Change in structure" means , in respect of the
Mortgagor, any merger or split, (as these terms are defined in Section E 2 of the Income Tax Ordinance [New Version], or any provision of law in its stead), and any transfer of assets in respect of shares, all either pursuant to said
Section E2 or any other [provision]; (g) In any case in which the Bank may commit any action under this Indenture, the Bank is not obligated to do so; (h)
In any case in which the Bank is entitled to charge amounts to any account of the Mortgagor, the Bank may charge said account, whether said account is in credit or debit, and whether debit balance is generated as a result of charging said account by the Bank; (i) The headings of the paragraphs are for convenience only and shall not be used in the interpretation of this Indenture; (j) The preamble to this Indenture constitutes an integral part thereof.

NOTICES AND WARNINGS

34. Any notice sent by registered or ordinary mail by the Bank to the Mortgagor, to the address above or to the address of the Mortgagor's registered offices or to any other address as the Mortgagor may notify the Bank in writing from time to time, shall be deemed duly received by the Mortgagor within 72 hours of dispatch of the letter containing notification. Any notification made to the
Mortgagor by messenger - at the time of delivery.

SUBSTANTIVE LAW AND JURISDICTION

35. a. This Indenture shall be governed by the laws of the State of Israel.

b. The exclusive jurisdiction over this Indenture is hereby determined as follows: The competent court closest to the location of the signing of this
Indenture, or the competent of one of the following cities: Jerusalem, Tel
Aviv-Jaffa, Bee'er Sheva or Nazareth.

AND IN WITNESS HAS THE MORTGAGOR SET ITS HAND BELOW

[stamp] [signature]
Ituran
Location and Control Ltd

AFFIRMATION OF ATTORNEY

I, the undersigned, Guy Aharonoff, an attorney serving as the legal advisor of
Ituran Location and Control Ltd, hereby affirm that the company's signatories,
Messrs Izzy Shiretzky and Eli Kemer, signed the above document in my presence, and their signatures bind the company for all matters and purposes.

[signature]
Attorney Guy Aharonoff, Legal Advisor
Ituran Location and Control Ltd.
-----------------------------------
Attorney
Attorney's signature

Date:
      --------------
Att:
Bank Hapoalim Ltd.

                      RE: RESOLUTION OF BOARD OF DIRECTORS

At your request we hereby confirm that the following resolutions were approved by the Board of Directors of Ituran Location and Control Ltd., at a meeting duly convened on January 29, 2002 by facsimile:

                  a)  As collateral to secure payment of the credit granted to and/or such as shall be granted to the Company by Bank
                      Hapoalim Ltd (hereinafter, "the Bank"), to create a lien
                      in favor of the Bank and assignment of rights through lien on all the monies payable and/or such as shall be payable
                      to the company from the Central Bank Clearinghouse in
                      respect of the company's clients' standing payment orders
                      pursuant to Institution Code 26687, which, at any time,
                      shall not be less than 50% of the total monies paid to the
                      Company through the Central Bank Clearinghouse.

                  b)  To grant power of attorney to directors Messrs. Izzy
                      Shiretzky and Eli Kemer to sign, on behalf of the company, all instruments regarding the said lien.

Respectfully,
[signature]
Ituran
Location and Control Ltd

AFFIRMATION OF ATTORNEY

I the undersigned, Guy Aharonoff, attorney,
hereby affirm that the above resolution was duly approved
pursuant to the company's documents.

[signature]
Attorney Guy Aharonoff, Legal Advisor
Ituran Location and Control Ltd.

                                                         Date:
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Att:
Bank Hapoalim Ltd.

                            Re: ASSIGNMENT OF RIGHTS
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Whereas we created in your favor a lien and assignment of rights through lien on all the monies payable and/or such as shall be payable to us from the Central
Bank Clearinghouse (hereinafter, "CBC"), under Institution Code 26687; and,

Whereas the monies transferred by CBC under the above Institute Code are in respect of monies payable to us through according to standing payment orders granted to us by our clients as payment for membership fees in respect of services rendered by us;

We therefore undertake towards you that we, at all times, shall ensure that the total amount remitted in respect of the said standing orders and through the
Institution Code, to our account held with you, shall not be less than 50% of the total paid to us by our clients in respect of membership fees.

We confirm that if we breach our above undertaking, you may take any steps as you deem fit against us, including demand of immediate discharge of all our debts and liabilities towards you, in addition to any remedy or other relief to which you are entitled pursuant to various instruments we signed and/or shall sign in your favor.

These undertakings of ours are irrevocable and we shall not be entitled to cancel and/or amend these undertakings without your written approval in advance.

The above is intended not to derogate from, but rather to add to our remaining undertakings towards you, pursuant to various instruments we signed and/or shall sign in your favor.

[signature]
Ituran
Location and Control Ltd

AFFIRMATION OF ATTORNEY

I, the undersigned, Guy Aharonoff, an attorney serving as the legal advisor of
Ituran Location and Control Ltd, hereby affirm that the company's signatories,
Messrs Izzy Shiretzky and Eli Kemer, signed the above document in my presence, and their signature binds the company for all matters and purposes.

[signature]
Attorney Guy Aharonoff, Legal Advisor
Ituran Location and Control Ltd.
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Attorney
Attorney's signature